UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 11, 2022
Date of Report (Date of earliest event reported)
______________________________
New Relic, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________

Delaware	001-36766	26-2017431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
188 Spear Street, Suite 1000
San Francisco, California 94105
(Address of principal executive offices, including zip code)
(650) 777-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NEWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On October 11, 2022, New Relic, Inc. (the “Company”) issued a press release including its preliminary expectation that the Company’s revenue and non-GAAP operating profit for its second fiscal quarter ended September 30, 2022, will exceed the Company’s previously issued guidance, as set forth in its earnings press release for the first quarter of fiscal year 2023 issued and furnished on Form 8-K on August 4, 2022. A copy of the press release is furnished pursuant to Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

These Preliminary expectations are based on information available to the Company as of the date of this Current Report on Form 8-K and are subject to the completion of the Company’s quarter-end financial closing procedures and review by the Company’s independent registered public accounting firm.

The information in this Item 2.02, including the press release attached as Exhibit 99.1 hereto, is furnished pursuant to Item 2.02 but shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01    Regulation FD Disclosure.

On October 11, 2022, the Company issued a press release regarding the appointment of Mark Dodds as its Chief Revenue Officer, effective on October 10, 2022, as well as its preliminary expectations for revenue and non-GAAP operating profit for the second quarter of fiscal year 2023, as disclosed in Item 2.02 above. A copy of the press release is furnished pursuant to Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including the press release attached as Exhibit 99.1 hereto, is furnished pursuant to Item 7.01 but shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such a filing.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated October 11, 2022, issued by New Relic, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Relic, Inc.

Date: October 11, 2022	By:	/s/ David Barter
David Barter Chief Financial Officer